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Exhibit 99.1

OMB Number: 3235-0569
EXPIRES: January 31, 2003
(VOLUNTARY CERTIFICATION)

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating
to Exchange Act Filings

I, David L. Schlotterbeck, President and Chief Executive Officer (principal executive officer) of ALARIS Medical, Inc., state and attest that:

(1)    To the best of my knowledge, based upon a review of the covered reports of ALARIS Medical, Inc. and, except as corrected or supplemented in a subsequent covered report:

  •
  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  •
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)    I have reviewed the contents of this statement with ALARIS Medical, Inc.'s audit committee.

(3)    In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

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  the Annual Report on Form 10-K filed with the Commission on March 8, 2002 of ALARIS Medical, Inc.;

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  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ALARIS Medical, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

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  any amendments to any of the foregoing.

/s/ DAVID L. SCHLOTTERBECK David L. Schlotterbeck August 9, 2002
Subscribed and sworn to before me this 9th day of August, 2002.
/s/ MARIA V. CRISCENTI Notary Public My Commission Expires: December 31, 2005

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Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings